UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07626)

Exact name of registrant as specified in charter: Putnam Municipal Opportunities Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2009

Date of reporting period: May 1, 2008 - April 30, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PMO

Putnam Municipal Opportunities Trust

Annual Report
4 | 30 | 09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Municipal
Opportunities
Trust

Annual Report

4|30|09

Message from the Trustees	1

About the fund	4

Performance and portfolio snapshots	6

Interview with your fund’s Portfolio Manager	7

Performance in depth	11

Your fund’s management	12

Terms and definitions	13

Trustee approval of management contract	13

Other information for shareholders	16

Financial statements	17

Federal tax information	35

Shareholder meeting results	35

About the Trustees	36

Officers	40

Message from the Trustees

Dear Fellow Shareholder:

Since the fourth quarter of 2007, investors have endured one of the most difficult downturns in decades, but there now seem to be early signs that the storm clouds may be starting to clear in the stock market. Although this downturn is far from over and we remain cautious, we are encouraged by a number of developments.

Before its climb was interrupted by profit taking in early May, the stock market experienced a two-month run-up from its March lows. Although many analysts agree that the stock market is in the process of bottoming out, they are careful to note that the market is fairly valued today and that it will require positive corporate earnings growth to continue its climb.

The outlook for the fixed-income market is less clear. Hundreds of billions of dollars in economic stimulus spending have increased the U.S. deficit, which may weaken demand for Treasuries. Corporate and municipal debt may fare slightly better.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company. He is a Director of TransCanada Pipelines, Ltd., an energy infrastructure company. From 1997 to 2008, Mr. Stephens served on the Board of Trustees of the Putnam Funds. Until 2004, he also was a Director of Xcel Energy Incorporated, Qwest Communications, and Norske Canada, Inc.

An update on the proposed merger of your fund

In early January 2009, Putnam Investments and the Board of Trustees announced that the previously announced merger of Putnam Municipal Opportunities Trust (the “Fund”) into Putnam Tax Exempt Income Fund, an open-end fund, would be delayed in light of current unsettled market conditions. We would like to take the opportunity of this annual report to update Fund shareholders on the status of the merger transaction.

As a result of preferred share remarketing failures that began in February 2008, the Fund’s preferred shareholders have faced significant liquidity issues, and the Fund’s common shareholders have been paying preferred shareholders so-called “maximum dividend rates” required by the terms of the preferred shares. As a result, we have devoted considerable efforts since then to addressing the situation in a manner that takes into account the interests of both common and preferred shareholders.

Our efforts have resulted in several actions to date. In July 2008, we announced the use of tender option bonds as a substitute form of financial leverage that would permit the redemption of 15% of the Fund’s outstanding preferred shares. In September 2008, we announced a preliminary plan to merge the Fund into the comparable open-end Putnam fund noted above.

In approving the proposed merger, the Board of Trustees considered, among other factors, marketplace developments for leveraged closed-end funds, the risks and costs to the Fund’s common shareholders of maintaining the current preferred share leverage over time, the cost and availability of alternative leverage financing sources for the Fund, the level of discount then prevailing in the trading price of the Fund’s shares as compared with net asset value, and general conditions in the municipal bond market. A plan of merger was formally approved and announced in October 2008. We noted at the time that completion of the merger would be subject to a number of conditions and other factors and that the expected dates for submission to shareholders and merger completion could be delayed in light of changing market conditions.

Because the open-end fund into which the Fund would merge is not legally permitted to issue preferred shares, the Board of Trustees authorized the Fund to redeem all of its preferred shares through a series of partial redemptions in anticipation of shareholder approval and completion of the merger. In light of unsettled market conditions at the time, the Board granted Putnam Investments discretion with respect to the amount and timing of such redemptions. From November 2008 through January 2009, Putnam Investments carried out preferred share redemptions that significantly reduced the Fund’s preferred share leverage, though the Fund today remains leveraged in a manner reasonably comparable to its industry peers.

The market events that followed the bankruptcy filing by Lehman Brothers in September 2008 represent the proverbial 100-year flood. Although the Fund’s portfolio was well positioned to commence preferred share redemptions, liquidity in all major markets declined significantly during this period. As a result, in January 2009 Putnam Investments advised the Board of Trustees that prevailing market conditions made it inadvisable to implement additional redemptions of the preferred shares. In particular, certain credit quality segments (e.g., securities rated BBB and below) of the municipal bond market represented in the Fund’s portfolio were facing, and continue to face at this time, liquidity challenges.

In recent months we have continued to monitor prospects for completing the proposed merger in light of evolving market conditions. While liquidity conditions in all markets have generally improved, Putnam Investments has advised the Board of Trustees that prevailing market conditions continue to make it inadvisable to implement the remaining redemptions of the preferred shares. In addition, improved liquidity conditions will be necessary for the open-end fund’s portfolio managers to be well positioned to respond to potential post-merger redemptions from former Fund common shareholders. At the same time, as a result of recent Federal Reserve actions, which have reduced short-term borrowing costs to historical lows, the current cost of maintaining the Fund’s preferred share leverage continues to be highly favorable to the common shareholders.

All in all, because of continued liquidity challenges in certain credit quality segments of the municipal bond market, as well as the continuing benefits of preferred share leverage to the Fund’s common shareholders, Putnam Investments has advised the Trustees that implementation of the merger in the near future would not be in the best interests of the Fund’s common shareholders. Accordingly, the Board of Trustees has authorized Putnam Investments to suspend further efforts to implement the merger at this time.

We continue to believe that the proposed merger may well represent the best long-term option for the Fund’s common shareholders, but it is not certain when, or if, conditions may emerge that would make it advisable to renew efforts to complete the merger. We will continue to monitor market conditions in light of the interests of both common and preferred shareholders, and will communicate with the Fund’s shareholders on a periodic basis regarding these matters.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for high current income exempt from federal income tax

Taxes on income are a significant challenge of fixed-income investing. Investing in municipal bonds through a fund such as Putnam Municipal Opportunities Trust can help address this challenge. While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income most of these bonds pay has the advantage of being exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The bonds are backed by either the issuing city or town, by revenues collected from usage fees, or by state tax revenues. Depending on the type of backing, the bonds will have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

Many municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is primarily because many issuers decide not to pursue a rating that might be below investment grade.

As a result, portfolio managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has expertise. Putnam’s research team analyzes each issue in depth and assigns non-rated bonds an agency-equivalent Putnam rating. This analysis helps the team identify bonds with attractive risk/return profiles among bonds not rated by agencies.

Once the fund has invested in a bond, the portfolio managers continue to monitor developments that affect the overall bond market, the sector, and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust holdings for the benefit of the fund’s shareholders.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price

Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

4	5

Performance and portfolio snapshots

Average annual total return (%) comparison as of 4/30/09

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

“With the announcement of more well-defined
government initiatives in 2009...there are signs
that a degree of confidence is returning to the
capital markets.”

Thalia Meehan, Portfolio Manager, Putnam Municipal Opportunities Trust

Credit qualities shown as a percentage of portfolio value as of 4/30/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s Portfolio Manager

Thalia Meehan

Thalia, it has been a difficult year for the fixed-income markets. How did the volatility affect the municipal bond market?

Market conditions in the municipal bond market remained quite unsettled for much of the reporting period. The fourth quarter of 2008 was particularly challenging, given the extreme turmoil in credit markets following the collapse of Lehman Brothers last September. In addition, forced selling by hedge funds and investment banks that needed to raise capital and cover losses put pressure on municipal bonds. All of this added up to an environment in which all investment-grade asset classes, including municipal bonds, underperformed U.S. Treasuries.

The U.S. Federal Reserve [the Fed] and the U.S. Treasury implemented several wide-ranging measures to restore market stability and investor confidence, joining policymakers around the globe in efforts to shore up bank balance sheets and re-establish the flow of credit. But the U.S. economy continued to struggle into 2009, extending the recession that took hold in 2008. Financial markets, though improved from the fourth quarter, remained in disarray, as consumer confidence was weak, housing prices continued to retreat, and unemployment rose to levels not seen in decades. However, strong coupon reinvestment in January and February bolstered the performance of high-grade municipal bonds. Consequently, municipal bonds posted their best quarterly performance since 2004 in the first quarter of 2009 — a trend that continued through the close of the fiscal year on April 30, 2009.

How did the fund perform for the fiscal year?

Despite the positive momentum in the final months of the reporting period, municipal bonds still posted negative returns for the 12 months ended April 30, 2009. The fund fell 9.59% at net asset value, trailing its Lipper class, General Municipal Debt Funds [leveraged closed-end], which declined 9.02%. This result was due to the fund’s slightly higher concentration of municipal bonds in the lower end of the investment-grade spectrum than many of its peers. The fund also lagged its benchmark, the Barclays Capital Municipal Bond Index, which returned 3.11%. Unlike the fund, this national benchmark invests only in investment-grade municipal bonds.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/09. See the previous page and pages 11–12 for additional fund performance information. Index descriptions can be found on page 13.

How was the supply of municipal bonds affected by market conditions?

During the fourth quarter, dealer liquidity became more constrained with the Lehman Brothers bankruptcy, the exit of UBS from the institutional market, and Bank of America’s purchase of Merrill Lynch.

We saw a temporary lack of primary market supply, as municipal bond issuers delayed new issuance due to market conditions. Because new issues typically help provide price discovery in the marketplace, as dealers delayed pricing new issues, secondary market liquidity was hurt. These factors put downward pressure on municipal bond prices, hurting asset class performance further. Yields widened to unprecedented levels in mid-December before partially recovering as the primary market reopened and fund flows turned positive. The municipal market remained bifurcated as investors flocked to short-maturity bonds rated AA or above, while shunning issues with a credit rating below AA.

While overall issuance was down during the period, investors saw the introduction of a new type of debt — Build America Bonds [BABs], which were authorized under the American Recovery and Reinvestment Act in February 2009. BABs are a new form of debt that was unveiled as part of the stimulus bill. Designed to provide more affordable access to capital for cash-strapped state and local governments, BABs are issued as taxable securities, with local and state governments receiving a 35% subsidy of the interest direct from the Treasury. The new taxable debt issuance by traditionally tax-exempt issuers created concerns about the future of the tax-exempt bond supply, and thus helped fuel the municipal bond rally into April.

How did you position the portfolio in response to these factors?

During the period, the fund’s overall credit quality remained high, although we did add to the portfolio’s investments in municipal bonds rated A and BBB [the lower range of the investment-grade sector], as credit spreads widened and their prices became very attractive.

The portfolio’s underweight position in the long end of the yield curve and its overweight exposure to 15- to 25-year maturities aided relative performance. From a sector perspective, an overweight position in tobacco bonds constrained results, though an overweight to defensive sectors such as utilities, health care, and higher public education industries proved beneficial. An underweight position in the land-secured and airline tax-exempt bonds, whose prospects are tied to economic growth, also helped performance.

What holdings had the most impact on performance?

Any high-quality, short-maturity bonds benefited as investors sought out quality during the period. As the yield curve steepened and shorter-maturity issues outperformed their longer-maturity counterparts, this fund’s positions in these types of bonds outperformed on a relative basis. Bonds with high coupon rates also helped performance. Prerefunded bonds fit this description because they’re generally shorter maturities and they’re almost always backed by bonds issued by the U.S. Treasury or other government agencies. In addition, many prerefunded bonds carry higher coupon rates because they are older bonds. Badger Tobacco Settlement Asset Securitization Corp. revenue bonds is an example of a holding in our fund that fell into this category.

Composition by state

This table shows the fund’s top 10 state allocations and the percentage of the fund’s net assets that each state represented as of 4/30/09. Holdings will vary over time.

PERCENTAGE OF
STATE	FUND’S NET ASSETS

Texas	16.1%
California	16.0
Massachusetts	11.2
Nevada	10.2
Ohio	7.2
New York	6.5
Florida	5.4
Illinois	4.9
Wisconsin	4.9
Pennsylvania	4.6

As for holdings that hurt performance, any bond with a long maturity or lower credit quality suffered as the yield curve steepened and lower-rated instruments were punished when investors fled from perceived risk. The fund’s investments in Buckeye Tobacco Settlement Finance Authority revenue bonds have longer maturities and carry lower investment-grade credit ratings. Tobacco settlement bonds are secured by the income stream from tobacco companies’ lawsuit settlement obligations to individual states, and generally offer higher yields than bonds of comparable quality. Because the market for tobacco bonds is large and relatively liquid, investors who wanted to trim credit exposure sold these liquid bonds first, which put pressure on the sector as a whole. Similarly, The Internext Group revenue bonds were also avoided by investors due to their lower investment-grade quality, and their price fell accordingly.

What is your near-term outlook for the municipal bond market?

Investors saw their patience rewarded in the final months of Putnam Municipal Opportunities Trust’s fiscal year. With the announcement of more extensive government initiatives, including the U.S. Treasury’s plan to handle toxic mortgage assets and the administration’s foray into the automotive industry, there are signs that a degree of confidence is returning to the capital markets.

Concerns remain about state budgets, the future of bond insurers, and the potential for regulatory changes, though market sentiment has improved due to the strong response to BABs and the emergence of new buyers of state and local debt.

In this environment, we see two notable reasons why municipal bond funds remain particularly attractive. The first is the likelihood of higher future tax rates, with income tax rates likely to rise when the Bush tax cuts are scheduled to sunset at the end of 2010. This has the potential to make municipal bonds an even more attractive asset class relative to taxable fixed income. Second, the overall credit quality of the municipal asset class is strong. As I mentioned in the last report, we believe that many areas of the municipal bond market have been oversold, creating the chance for us to add bonds with attractive yields to the portfolio.

Thank you, Thalia, for your time and insights today.

IN THE NEWS

The Obama administration estimates a record $1.84 trillion budget deficit for 2009. The combination of higher government debt and stimulus spending has cooled investors’ attitudes toward Treasury bonds, whose prices have fallen more than 20% since the start of 2009, despite their safe-haven status. Historically, Treasury bonds have been among the investments most vulnerable to fears of rising inflation, which can result from increased government spending. Massive government stimulus often leads to higher prices for consumer goods because the Federal Reserve, in effect, prints more money to pay for the additional spending. This, in turn, can diminish the purchasing power of the dollar. Higher interest rates will push down Treasury prices because when interest rates rise, bond prices fall, and vice versa.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured or prerefunded status and may differ from the summary information below.

Of special interest

In 2008, and consistent with the experience of other closed-end funds with preferred shares outstanding, the fund experienced unsuccessful remarketing of its preferred shares. The remarketing failures appeared to have been driven by broad-based liquidity issues that were impacting credit markets in general and did not affect the credit rating of the fund’s preferred shares or its ability to pay dividends to its preferred shareholders. The fund’s preferred shareholders continued to receive dividends at the “maximum dividend rate,” determined by reference to a market rate (such as commercial paper) pursuant to the fund’s by-laws. Typically, the difference between the rates paid to holders of preferred shares and the rates earned by the fund augment the flow of income to holders of common shares. However, given market conditions, we were paying higher rates to holders of preferred shares and holding a higher percentage of cash to redeem preferred shares. Consequently, the fund’s dividend rate for common shareholders decreased from $0.0605 to $0.0566 per share in November 2008.

Since the decrease in the distribution rate last November, the credit markets have begun to stabilize, and we have seen a decrease in short-term rates paid to preferred shareholders. In addition, the fund reinvested cash in long municipal bonds, which contributed to an increase in income distributable to common shareholders. Consequently, the fund’s monthly dividend increased to $0.0628 per share effective with the April 2009 distribution.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 4/30/09

				Lipper General
				Municipal Debt Funds
			Barclays Capital	(leveraged closed-end)
	NAV	Market price	Municipal Bond Index	category average*

Annual average
Life of fund (since 5/28/93)	4.91%	4.01%	5.44%	4.92%

10 years	42.32	26.51	59.47	44.29
Annual average	3.59	2.38	4.78	3.70

5 years	10.65	4.89	22.34	8.89
Annual average	2.04	0.96	4.11	1.64

3 years	–3.65	–1.49	12.11	–5.68
Annual average	–1.23	–0.50	3.88	–2.04

1 year	–9.59	–6.32	3.11	–9.02

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/09, there were 59, 59, 58, 41, and 33 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/09

Distributions from common shares

Number		12

Income [1]		$0.6836

Capital gains [2]		—

Total		$0.6836

Distributions — preferred shares*	Series A	Series B	Series C

Income [1]	$483.09	$626.90	$635.98

Capital gains [2]	—	—	—

Total	$483.09	$626.90	$635.98

Share value	NAV	Market price

4/30/08	$12.41	$11.13

4/30/09	10.47	9.73

Current yield (end of period)	NAV	Market price

Current dividend rate [3]	7.20%	7.75%

Taxable equivalent [4]	11.08	11.92

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* For further information on the preferred shares outstanding during the period, please refer to Note 4: Preferred shares on page 33.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2009. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/09

	NAV	Market price

Annual average
Life of fund (since 5/28/93)	4.69%	3.74%

10 years	37.39	20.01
Annual average	3.23	1.84

5 years	3.20	–8.10
Annual average	0.63	–1.68

3 years	–7.32	–6.03
Annual average	–2.50	–2.05

1 year	–11.40	–8.93

Your fund’s management

In addition to Thalia Meehan, your fund’s Portfolio Managers are Paul Drury, Brad Libby, and Susan McCormack.

Trustee and Putnam employee fund ownership

As of April 30, 2009, 12 of the 14 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$125,000	$32,000,000

Putnam employees	$8,000	$339,000,000

Other Putnam funds managed by the Portfolio Managers

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack are Portfolio Managers of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam Tax-Free High Yield Fund, Putnam AMT-Free Municipal Fund*, Putnam Managed Municipal Income Trust, and Putnam Municipal Opportunities Trust.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

*Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2009 and April 30, 2008.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 60th percentile in management fees and in the 73rd percentile in total expenses as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years —these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds (leveraged closed-end) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-

performing funds and the 100th percentile being the worst-performing funds):

One-year period	51st

Three-year period	62nd

Five-year period	52nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 55, 55, and 54 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper General Municipal Debt Funds (leveraged closed-end) category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 64%, 62%, and 65%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 38th out of 59, 36th out of 58, and 27th out of 41 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Important notice regarding share repurchase program

In September 2008, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2008, up to 10% of the fund’s common shares outstanding as of October 7, 2008.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust (the “fund”) at April 30, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 2009

The fund’s portfolio 4/30/09

Key to abbreviations

AGO Assured Guaranty, Ltd.	FSA Financial Security Assurance
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage Association Collateralized
COP Certificate of Participation	G.O. Bonds General Obligation Bonds
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FHA Insd. Federal Housing Administration Insured	Radian Insd. Radian Group Insured
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized	VRDN Variable Rate Demand Notes
FRB Floating Rate Bonds	XLCA XL Capital Assurance
FRN Floating Rate Notes

MUNICIPAL BONDS AND NOTES (145.9%)*	Rating**	Principal amount	Value

Alabama (0.9%)
Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	$3,000,000	$2,902,890

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	1,200,000	919,104

Alaska (0.2%)			3,821,994
Northern Tobacco Securitization Corp. Rev. Bonds, 5 1/2s, 6/1/29 (Prerefunded)	Aaa	750,000	815,318

Arizona (3.5%)			815,318
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John C. Lincoln Hlth. Network), 6 3/8s, 12/1/37
(Prerefunded)	BBB	1,250,000	1,456,338

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	3,300,000	2,744,840

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26	BBB–/P	435,000	404,193

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.), 5s, 5/15/26	A–	800,000	778,528

Marana, Impt. Dist. Special Assmt. Bonds (Tangerine Farms Road), 4.6s, 1/1/26	Baa1	2,051,000	1,525,247

Maricopa Cnty., Indl. Dev. Auth. Hlth. Fac. Rev. Bonds (Catholic Hlth. Care West), Ser. A, 5 1/4s,
7/1/32	A2	1,000,000	889,420

Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,400,000	2,528,040
(Public Service Co. of NM), Ser. A, 6.3s, 12/1/26	Baa3	3,200,000	2,894,560

Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,550,000	1,110,467

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds (Scottsdale Hlth. Care), Class A, 5 1/4s, 9/1/30	A3	1,500,000	1,302,780

Arkansas (1.1%)			15,634,413
Independence Cnty., Poll. Control Rev. Bonds (Entergy AR, Inc.), 5s, 1/1/21	A–	2,100,000	1,981,014

Little Rock G.O. Bonds (Cap. Impt.), FSA, 3.95s, 4/1/19	AAA	45,000	45,171

Springdale, Sales & Use Tax Rev. Bonds, FSA, 4.05s, 7/1/26	AAA	1,500,000	1,383,240

Washington Cnty., Hosp. Rev. Bonds (Regl. Med. Ctr.), Ser. B, 5s, 2/1/25	Baa1	1,750,000	1,502,813

California (16.0%)			4,912,238
ABC Unified School Dist. G.O. Bonds, Ser. B, FGIC, zero %, 8/1/20	AA–	1,500,000	869,625

Burbank, Unified School Dist. G.O. Bonds (Election of 1997), Ser. C, FGIC, zero %, 8/1/23	AA–	1,000,000	482,780

CA Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5s, 11/1/21	A2	1,500,000	1,493,100
(Loyola-Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	696,007
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Sutter Hlth.), Ser. A, NATL, 5 3/8s, 8/15/30	Aa3	2,500,000	2,436,400
AMBAC, 5.293s, 7/1/17	A2	2,400,000	2,389,944

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.)
Ser. E, 4.8s, 8/1/37	Aa2	5,000,000	3,774,200
Ser. K, 4 5/8s, 8/1/26	Aa2	10,000,000	8,035,000

CA Poll. Control Fin. Auth. Rev. Bonds (Pacific Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	2,500,000	2,304,175

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB (Waste Management, Inc.), Ser. C,
5 1/8s, 11/1/23	BBB	850,000	743,529

CA State G.O. Bonds, 6 1/2s, 4/1/33	A2	12,000,000	12,915,840

CA Statewide Cmnty. Dev. Auth. COP (The Internext Group), 5 3/8s, 4/1/30	BBB	5,250,000	3,611,737

Cathedral City, Impt. Board Act of 1915 Special Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02,
5.05s, 9/2/35	BB+/P	775,000	543,368

MUNICIPAL BONDS AND NOTES (145.9%)* cont.	Rating**	Principal amount	Value

California cont.
Chula Vista COP, NATL, 5s, 8/1/32	AA–	$4,000,000	$3,491,080

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas), Ser. B, 5s, 12/1/27	A1	1,915,000	1,511,835

Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded)	Aaa	1,025,000	1,129,981
Ser. A-1, 5s, 6/1/33	BBB	1,050,000	670,058

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr. Wks.), 5 3/4s, 8/10/18	Aa2	6,000,000	6,580,680

Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev. Bonds (Ladera Ranch No. 02-1), Ser. A,
5.55s, 8/15/33	BBB/P	900,000	678,420

Redwood City, Elementary School Dist. G.O. Bonds, FGIC, zero %, 8/1/21	AA–	1,990,000	1,114,937

Rocklin, Unified School Dist. G.O. Bonds, FGIC, zero %, 8/1/27	AA–	2,000,000	669,640

Sacramento, Special Tax Rev. Bonds (North Natomas Cmnty. Fac.), Ser. 97-01
5s, 9/1/20	BB/P	1,195,000	945,508
5s, 9/1/29	BB/P	1,180,000	796,240
5s, 9/1/18	BB/P	1,030,000	885,491

Sacramento, Muni. Util. Dist. Fin. Auth. Rev. Bonds (Cosumnes), NATL, 5s, 7/1/19	AA–	1,760,000	1,708,924

San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A, NATL, 6 1/2s, 8/1/17	AA–	5,000,000	5,329,600

San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12	A	4,400,000	4,590,960

San Juan, Unified School Dist. G.O. Bonds, FSA, zero %, 8/1/19	AAA	1,000,000	637,220

Silicon Valley, Tobacco Securitization Auth. Rev. Bonds (Santa Clara), Ser. A, zero %, 6/1/36	BBB+/F	2,700,000	174,555

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds, 7.65s, 8/1/21	BB–/P	685,000	616,110

Colorado (3.8%)			71,826,944
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	325,000	232,489
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	1,375,000	1,237,816
(Evangelical Lutheran), 5s, 6/1/29	A3	850,000	655,265

CO Hsg. & Fin. Auth. Rev. Bonds (Single Family Mtge.), Ser. A-3, Class III, 5 1/4s, 5/1/33	A1	5,040,000	5,030,575

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.)
Ser. C1, NATL, 5 1/2s, 9/1/24	AA	1,250,000	1,102,762
Ser. B, zero %, 9/1/35 (Prerefunded)	Aaa	27,000,000	4,027,860

CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	3,280,000	3,070,310

CO State Hsg. Fin. Auth. Rev. Bonds (Single Fam.), Ser. B-2 , 7s, 5/1/26	Aaa	5,000	5,102

Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D, AMBAC, 7 3/4s, 11/15/13	A1	1,525,000	1,670,012

Delaware (0.4%)			17,032,191
DE State Hsg. Auth. Rev. Bonds (Single Family Mtge.), Ser. B, zero %, 1/1/40	A3	12,890,000	1,321,354

New Castle Cnty., Rev. Bonds (Newark Charter School, Inc.), 5s, 9/1/30	BBB+	700,000	466,109

District of Columbia (1.2%)			1,787,463
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC, 5s, 10/1/28	AA–	5,550,000	5,522,472

Florida (5.4%)			5,522,472
Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,500,000	1,673,000

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19	Baa1	3,395,000	2,902,860

FL Hsg. Fin. Corp. Rev. Bonds (Homeowner Mtge.), Ser. 5, 5s, 7/1/34	Aa1	440,000	438,341

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A, 5s, 10/1/31	A1	1,700,000	1,572,653

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, 5 3/8s, 6/1/46	A–	4,200,000	3,203,886

Hillsborough Cnty., Indl. Dev. Auth. Poll. Control Mandatory Put Bonds
(Tampa Elec. Co.), Ser. B, 5.15s, 9/1/13	Baa2	475,000	476,644
AMBAC, 5s, 3/15/12	A	625,000	627,438

Jacksonville, Hlth. Fac. Auth. Rev. Bonds (Brooks Hlth. Syst.), 5s, 11/1/27	A	1,500,000	1,238,745

Lakeland, Retirement Cmnty. Rev. Bonds (1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	243,494

Lee Cnty., Rev. Bonds, XLCA, 5s, 10/1/25	Aa3	2,500,000	2,529,200

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med. Ctr.)
Ser. A, 6.8s, 11/15/31	Ba2	1,000,000	646,540
5 3/8s, 11/15/28	BB	2,000,000	1,108,640

Okeechobee Cnty., Solid Waste Mandatory Put Bonds (Waste Mgt./Landfill), Ser. A, 4.2s, 7/1/09	BBB	750,000	747,563

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Hosp. Hlth. Care), Ser. E
6s, 10/1/26	A2	2,940,000	2,811,493
6s, 10/1/26 (Prerefunded)	A2	60,000	61,909

MUNICIPAL BONDS AND NOTES (145.9%)* cont.	Rating**	Principal amount	Value

Florida cont.
Reunion West, Cmnty. Dev. Dist. Special Assmt. Bonds, 6 1/4s, 5/1/36	BB–/P	$1,915,000	$941,395

South Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B-1, 5 1/8s, 11/1/09 (In default) †	BB–/P	2,025,000	708,750

South Broward, Hosp. Dist. Rev. Bonds, NATL, 4 3/4s, 5/1/28	Aa3	1,500,000	1,295,354

Split Pine, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A, 5 1/4s, 5/1/39	BB–/P	1,500,000	748,200

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds, 5.4s, 5/1/37	BB–/P	485,000	274,733

Georgia (1.8%)			24,250,838
Burke Cnty., Poll. Control Dev. Auth. Mandatory Put Bonds (Oglethorpe Pwr. Corp.), Ser. C-2,
AMBAC, 4 5/8s, 4/1/10	A	5,500,000	5,498,570

Effingham Cnty., Indl. Dev. Auth. Rev. Bonds (Georgia Pacific Corp.), 6 1/2s, 6/1/31	B2	900,000	631,692

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas), Ser. A, 5 1/2s, 9/15/23	A2	1,000,000	785,330

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U., Inc.), 7s, 6/15/39	Ba3	1,400,000	1,057,168

Hawaii (0.1%)			7,972,760
HI State Hsg. Fin. & Dev. Corp. Rev. Bonds, Ser. A, FNMA Coll., 5 3/4s, 7/1/30	AAA	280,000	279,770

Idaho (0.3%)			279,770
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	1,400,000	1,358,560

Illinois (4.9%)			1,358,560
Chicago, Single Fam. Mtge. Rev. Bonds, Ser. A, GNMA Coll., FNMA Coll., FHLMC Coll.,
5 1/2s, 10/1/20	Aaa	1,075,000	1,094,565

Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. A, NATL, zero %, 1/1/24	AA–	1,600,000	759,424

IL Fin. Auth. Rev. Bonds
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	3,000,000	2,210,790
(Silver Cross Hosp. & Med.), 5 1/2s, 8/15/30	A	4,000,000	3,388,520
(Alexian), Ser. A, FSA, 5 1/4s, 1/1/22	Aa3	3,775,000	3,908,333
(Kishhealth Syst.), 5 3/4s, 10/1/35	A–	1,550,000	1,369,270

Kendall & Kane Cntys., Cmnty. United School Dist. G.O. Bonds (No. 115 Yorkville), FGIC,
zero %, 1/1/21	A2	1,075,000	647,290

Lake Cnty., Cmnty. Construction School Dist. G.O. Bonds (No. 073 Hawthorn), Ser. 02, FGIC,
zero %, 12/1/20	AA+	1,650,000	1,002,788
zero %, 12/1/21	AA+	1,950,000	1,110,330

Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev. Bonds (McCormack Place),
Ser. A, NATL
zero %, 12/15/22	AA–	2,500,000	1,221,800
5s, 12/15/28	AAA	1,770,000	1,777,735

Montgomery, Special Assmt. Bonds (Lakewood Creek), Radian Insd., 4.7s, 3/1/30	BBB–	1,919,000	1,204,518

Southern IL U. Rev. Bonds (Hsg. & Auxiliary), Ser. A, NATL
zero %, 4/1/25	AA–	1,870,000	860,499
zero %, 4/1/21	AA–	2,230,000	1,334,410

Indiana (3.2%)			21,890,272
Anderson, Econ. Dev. Rev. Bonds (Anderson U.), 5s, 10/1/24	BBB–/F	390,000	276,023

IN Bk. Special Program Gas Rev. Bonds, Ser. A
5 1/4s, 10/15/21	Aa3	180,000	156,618
5 1/4s, 10/15/18	Aa3	2,000,000	1,827,820

IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty. Hosp.), Ser. A, AMBAC, 5s, 5/1/24	A	2,695,000	2,162,279

IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds (USX Corp.), 5.6s, 12/1/32	Baa1	4,700,000	3,907,814

Indianapolis, Arpt. Auth. Rev. Bonds (Federal Express Corp.), 5.1s, 1/15/17	Baa2	2,500,000	2,193,675

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	AA	1,375,000	1,371,343
NATL, 5.6s, 11/1/16	AA	1,550,000	1,565,082

U. Southern IN Rev. Bonds (Student Fee), Ser. J, AGO, 5 3/4s, 10/1/28	AAA	1,000,000	1,069,430

Iowa (1.2%)			14,530,084
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives), 9 1/4s, 7/1/25 (Prerefunded)	AAA	3,680,000	4,364,811

IA State Higher Ed. Loan Auth. Rev. Bonds
5s, 10/1/22	BBB–/F	605,000	543,593
(Wartburg), Ser. A, 5s, 10/1/21	BBB–/F	605,000	552,069

			5,460,473

MUNICIPAL BONDS AND NOTES (145.9%)* cont.	Rating**	Principal amount	Value

Kentucky (0.5%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds (Norton Hlth. Care), Ser. A
6 5/8s, 10/1/28 (Prerefunded)	AAA/P	$1,470,000	$1,596,773
6 5/8s, 10/1/28	Baa1	405,000	396,965

Louisville/Jefferson Cnty., Metro. Govt. College Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa2	290,000	250,696

Louisiana (2.5%)			2,244,434
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds (St. James Place), Ser. A, 7s, 11/1/20
(Prerefunded)	AAA/P	690,000	724,403

LA State Office Fac. Corp. Lease Rev. Bonds (Capitol Complex), Ser. A, NATL
5 1/2s, 3/1/13	AA–	2,000,000	2,017,440
5 1/2s, 3/1/12	AA–	3,440,000	3,474,365

Rapides, Fin. Auth. Mandatory Put Bonds (Cleco Pwr.), 5 1/4s, 3/1/13	Baa1	5,250,000	4,956,000

Maine (0.4%)			11,172,208
ME State Hsg. Auth. Rev. Bonds, Ser. D-2-AMT, 5s, 11/15/27	Aa1	705,000	700,418

Rumford, Solid Waste Disp. Rev. Bonds (Boise Cascade Corp.), 6 7/8s, 10/1/26	B2	1,950,000	990,776

Maryland (0.4%)			1,691,194
MD Econ. Dev. Corp. Poll. Control Rev. Bonds (Potomac), 6.2s, 9/1/22	Baa1	650,000	693,264

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (WA Cnty. Hosp.), 5 3/4s, 1/1/38	BBB–	550,000	435,562

MD State Indl. Dev. Fin. Auth. Rev. Bonds (Synagro-Baltimore), Ser. A, 5 1/2s, 12/1/15	BBB+/F	500,000	459,220

Massachusetts (11.2%)			1,588,046
MA State Dev. Fin. Agcy. Rev. Bonds
(MA Biomedical Research), Ser. C, 6 3/8s, 8/1/17	Aa3	2,785,000	2,914,697
(MA Biomedical Research), Ser. C, 6 1/4s, 8/1/20	Aa3	2,850,000	2,956,847
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/22	BB/P	1,360,000	915,239

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15 (Prerefunded)	AAA/P	1,985,000	2,376,204
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	1,500,000	1,055,325
(Med. Ctr. of Central MA), AMBAC, 6.55s, 6/23/22	A	27,100,000	26,083,207
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,875,000	1,810,744
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,300,000	1,133,691
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28	BB–/P	2,095,000	1,501,507
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A	3,790,000	3,585,719
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	AA–	700,000	639,618
(Care Group), Ser. B-2, NATL, 5s, 2/1/25	AA–	800,000	708,728
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	1,800,000	1,340,622

MA State Hlth. & Edl. Fac. Auth. VRDN (Harvard U.), Ser. R, 0.3s, 11/1/49	VMIG1	400,000	400,000

MA State Port Auth. Rev. Bonds, U.S. Govt. Coll., 13s, 7/1/13 (Prerefunded)	AAA	2,370,000	2,986,793

Michigan (3.8%)			50,408,941
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	A	1,435,000	1,125,284
Ser. A, FGIC, 5s, 7/1/30	AA–	4,505,000	3,854,928
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	BB	1,300,000	1,076,179

Detroit, City School Dist. G.O. Bonds, Ser. A, FSA, 6s, 5/1/29	AAA	1,000,000	1,064,500

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, FSA, 6 1/4s, 7/1/36	AAA	1,425,000	1,466,951

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 6s, 7/1/20	Ba1	150,000	129,707

MI Higher Ed. Fac. Auth. Rev. Bonds (Kalamazoo College), 5 1/2s, 12/1/18	A1	500,000	520,160

MI State Hosp. Fin. Auth. Rev. Bonds (Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	3,000,000	2,443,950

MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	2,210,000	2,175,987

MI State Strategic Fund, Ltd. Mandatory Put Bonds (Dow Chemical), 5 1/2s, 6/1/13	Baa3	500,000	494,780

MI State Strategic Fund, Ltd. Rev. Bonds (Worthington Armstrong Venture), U.S. Govt. Coll.,
5 3/4s, 10/1/22 (Prerefunded)	AAA/P	1,650,000	1,854,071

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 6s, 6/1/34	BBB	575,000	371,542

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy Memorial Hosp. Corp.), 5 3/8s, 6/1/26	Baa3	750,000	532,365

Minnesota (0.6%)			17,110,404
MN State Hsg. Fin. Agcy. Rev. Bonds
(Single Fam. Mtge.), 6.05s, 7/1/31	Aa1	350,000	351,750
(Res. Hsg.), Ser. M, 5 3/4s, 1/1/37	Aa1	975,000	971,022

MUNICIPAL BONDS AND NOTES (145.9%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	$995,000	$764,996

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s, 11/15/35	Ba1	1,150,000	839,523

Mississippi (1.8%)			2,927,291
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst. Energy Resources, Inc.)
5.9s, 5/1/22	BBB	3,000,000	2,612,670
5 7/8s, 4/1/22	BBB	2,330,000	2,025,399

MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	1,150,000	1,177,152
Ser. B, GNMA Coll., FNMA Coll., 5 1/2s, 6/1/36	Aaa	315,000	313,016

Warren Cnty., Gulf Opportunity Zone (Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	2,000,000	1,772,580

Missouri (3.1%)			7,900,817
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 1/2s, 6/1/16	A+	2,550,000	2,637,107

MO Hsg. Dev. Comm. Rev. Bonds (Home Ownership), Ser. B, GNMA Coll., FNMA Coll., 4.4s, 3/1/14	AAA	175,000	174,914

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds Ser. 2003A (St. Luke’s Health), 5 1/2s, 11/15/28 T	AAA	10,000,000	10,444,957

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single Fam. Homeowner Loan), Ser. C-1, GNMA Coll.,
FNMA Coll., 7.15s, 3/1/32	AAA	435,000	467,086

Nebraska (0.6%)			13,724,064
Central Plains, Energy Project Rev. Bonds (NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	A	3,000,000	2,580,510

Nevada (10.2%)			2,580,510
Clark Cnty., Ltd. Tax Bond, 5s, 6/1/33 T	AA+	32,285,000	30,073,781

Clark Cnty., Arpt. Rev. Bonds
Ser. A-2, FGIC, 5 1/8s, 7/1/26	Aa3	5,105,000	5,044,403
Ser. A-1, AMBAC, 5s, 7/1/24	Aa3	2,600,000	2,295,124

Clark Cnty., Impt. Dist. Special Assmt. Bonds (Summerlin No. 151), 5s, 8/1/25	BB/P	2,100,000	1,178,877

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.), Ser. A, AMBAC
6.1s, 12/1/38	A	3,000,000	2,500,200
5 1/4s, 7/1/34	A	3,000,000	2,249,040

Henderson G.O. Bonds (Ltd. Tax -Swr.), FGIC, 5s, 6/1/29	AA+	1,000,000	967,960

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	1,160,000	526,095
(No. T-16), 5.1s, 3/1/21	BB/P	1,275,000	579,652
(No. T-17), 5s, 9/1/25	BB/P	610,000	367,623

New Hampshire (0.3%)			45,782,755
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Southern NH Med. Ctr.), Ser. A, 5 1/4s, 10/1/28	A–	1,315,000	1,148,942

New Jersey (3.2%)			1,148,942
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt. Coll., 7 1/4s, 11/15/31 (Prerefunded)	AAA/F	1,300,000	1,497,951
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s, 11/1/31	BB/P	1,000,000	707,620
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	5,000,000	3,654,000
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	2,800,000	2,156,252

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,750,000	2,136,723
(St. Peter’s U. Hosp.), 5 1/4s, 7/1/21	Baa2	2,325,000	1,973,321

NJ State Edl. Fac. Auth. Rev. Bonds (Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB–/F	1,500,000	1,414,890

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A, 5s, 6/1/29	BBB	1,350,000	876,474

New Mexico (0.1%)			14,417,231
NM Mtge. Fin. Auth. FRN (Single Fam. Mtge.), Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll.,
5.82s, 9/1/33	AAA	500,000	499,475

New York (6.5%)			499,475
Broome Cnty., Indl. Dev. Agcy. Continuing Care Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	320,000	233,763

Buffalo, G.O. Bonds, Ser. D, FGIC, 5 1/2s, 12/15/13	AA–	1,000,000	1,084,330

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put Bonds (Solid Waste Disp.), Ser. C, 5 5/8s, 11/15/14	Baa2	2,000,000	1,853,200

NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A, FGIC, NATL, 5s, 7/1/25	AA+	1,500,000	1,496,610

MUNICIPAL BONDS AND NOTES (145.9%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	BB/P	$1,400,000	$1,197,588
(Brooklyn Navy Yard Cogen. Partners), 6.2s, 10/1/22	BB+	770,000	606,991
(Brooklyn Navy Yard Cogen. Partners), Ser. G, 5 3/4s, 10/1/36	BB+	2,000,000	1,261,740

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	2,100,000	1,394,820
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B–	2,000,000	1,819,540
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	700,000	348,621

NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco Settlement), 6s, 6/1/43	BBB	1,500,000	1,083,405

NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s,
12/1/37	Ba1	800,000	599,040

NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	6,000,000	5,998,680

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl. Air Term. — 6), NATL, 5.9s, 12/1/17	AA–	9,000,000	8,365,410

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp. Mandatory Put Bonds (Seneca Meadows, Inc.),
3.33s, 10/1/13	B+	670,000	587,878

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Retirement Rev. Bonds (Peconic Landing), Ser. A, 8s,
10/1/30	BB–/P	1,300,000	1,177,319

North Carolina (3.5%)			29,108,935
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa1	1,000,000	1,017,300
Ser. C, 6 3/4s, 1/1/24	Baa1	1,000,000	1,100,450
Ser. A, 5 3/4s, 1/1/26	Baa1	3,000,000	3,010,050
Ser. B, 5.65s, 1/1/16	Baa1	1,000,000	1,014,570

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	805,000	654,449
(First Mtge. — Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	1,000,000	810,520

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A2	8,000,000	8,234,080

North Dakota (1.6%)			15,841,419
Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24
(Prerefunded)	AAA/P	2,000,000	2,179,440

ND State Board of Higher Ed. Rev. Bonds (U. of ND Hsg. & Auxiliary Fac.), FSA, 5s, 4/1/19	AAA	500,000	546,925

ND State Hsg. Fin. Agcy. Rev. Bonds (Hsg. Fin.), Ser. B, 4.8s, 7/1/37	Aa1	5,560,000	4,649,494

Ohio (7.2%)			7,375,859
American Muni. Pwr. — Ohio, Inc. Rev. Bonds, 5 1/4s, 2/15/33 T	AAA	10,000,000	9,959,676

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2
5 3/4s, 6/1/34	BBB	14,300,000	8,501,922
5 1/8s, 6/1/24	BBB	2,220,000	1,752,690

Coshocton Cnty., Env. 144A Rev. Bonds (Smurfit-Stone Container Corp.), 5 1/8s, 8/1/13
(In default) †	D	1,700,000	289,000

Hickory Chase, Cmnty. Auth. Infrastructure Impt. Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	700,000	503,636

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.), Ser. C, 6s, 8/15/43	Baa1	3,100,000	2,613,300

Montgomery Cnty., Hosp. Rev. Bonds (Kettering Med. Ctr.), 6 3/4s, 4/1/22 (Prerefunded)	A2	1,000,000	1,065,110

OH State Higher Ed. Fac. Comm. Rev. Bonds
(John Carroll U.), 5 1/4s, 11/15/33	A2	500,000	485,890
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	3,000,000	3,014,520

Scioto Cnty., Hosp. Rev. Bonds (Southern Med. Ctr.), 5 1/2s, 2/15/28	A2	4,660,000	4,247,171

Oklahoma (1.1%)			32,432,915
Durant, Cmnty. Facs. Auth. G.O. Bonds, XLCA, 5 3/4s, 11/1/24	A	1,730,000	1,836,724

OK State Tpk. Auth. VRDN, Ser. F, 0.45s, 1/1/28	VMIG1	3,000,000	3,000,000

Oregon (0.9%)			4,836,724
Keizer, Special Assmt. Bonds (Keizer Station), Ser. A, 5.2s, 6/1/31	A3	2,500,000	2,442,175

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds (Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BB–/P	1,040,000	730,704

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds (Single Family Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	815,000	817,201

			3,990,080

MUNICIPAL BONDS AND NOTES (145.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania (4.6%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB	$1,500,000	$789,045

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (USX Corp.), 5.6s, 3/1/33	Baa1	2,025,000	1,680,143

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds (Ann’s Choice, Inc.), Ser. A
5.4s, 1/1/15	BB/P	1,060,000	906,183
5.3s, 1/1/14	BB/P	710,000	622,798

Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek Partners), 6.65s, 5/1/10	BBB–	865,000	865,450

Cumberland Cnty., Muni. Auth. Rev. Bonds (Presbyterian Homes), Ser. A, 5s, 1/1/17	BBB+	1,320,000	1,141,391

Delaware Cnty., College Auth. Rev. Bonds (Neumann College)
6s, 10/1/30	BBB	675,000	565,981
6s, 10/1/25	BBB	75,000	65,822

Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Mercyhurst College), 5 1/2s, 3/15/38	BBB	725,000	587,112

Lancaster, Higher Ed. Auth. College Rev. Bonds (Franklin & Marshall College), 5s, 4/15/29	A1	1,000,000	977,750

New Morgan, Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (New Morgan Landfill Co., Inc.),
6 1/2s, 4/1/19	BBB	1,000,000	1,000,720

Northampton Cnty., Hosp. Auth. Rev. Bonds (Saint Luke’s Hosp.), Ser. A, 5 1/2s, 8/15/40	Baa1	1,250,000	1,019,838

PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds (Northampton Generating), Ser. A
6.6s, 1/1/19	B–	1,850,000	1,218,225
6 1/2s, 1/1/13	B–	1,000,000	682,050

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	641,535
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	1,623,308
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	695,129

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A, 6 1/4s,
7/1/13 (In default) †	D/P	1,462,206	439

Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A	580,000	543,211

Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31 (Prerefunded)	AAA/P	3,000,000	3,413,010

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev. Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	550,000	387,580

West Cornwall, Tpk. Muni. Auth. Rev. Bonds (Elizabethtown College), 6s, 12/15/27 (Prerefunded)	BBB+	1,000,000	1,124,940

Puerto Rico (2.3%)			20,551,660
Cmnwlth. of PR, G.O. Bonds, Ser. A, 5s, 7/1/16	Baa3	5,000,000	4,819,000

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A, 6s, 7/1/38	Baa3	4,125,000	3,892,309

Cmnwlth. of PR, Pub. Bldg. Auth. Mandatory Put Bonds (Govt. Fac.), Ser. M-2, 5 3/4s, 7/1/17	Baa3	1,750,000	1,708,753

Rhode Island (—%)			10,420,062
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 6 1/4s, 6/1/42	BBB	200,000	147,810

South Carolina (2.8%)			147,810
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5.7s, 4/1/14	BBB	1,000,000	978,390

Orangeburg Cnty., Solid Waste Disp. Fac. Rev. Bonds (SC Elec. & Gas), AMBAC, 5.7s, 11/1/24	A	2,500,000	2,311,125

SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	2,000,000	2,316,540

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds (Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	AAA/P	1,300,000	1,446,926
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	2,445,000	2,832,948
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	305,000	353,394

SC Trans. Infrastructure Bk. Rev. Bonds, Ser. A, AMBAC, 5s, 10/1/27	A1	2,460,000	2,465,658

South Dakota (0.8%)			12,704,981
SD Edl. Enhancement Funding Corp. SD Tobacco Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	2,450,000	1,832,135

SD Hsg. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. C, 5 3/8s, 5/1/18	AAA	1,455,000	1,462,421
(Home Ownership), Ser. J, 4 1/2s, 5/1/17	AAA	500,000	508,410

Tennessee (1.1%)			3,802,966
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (First Mtge. Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25 (Prerefunded)	Baa1	2,000,000	2,279,000

Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac. Board Rev. Bonds (Wellmont Hlth. Syst.), Ser. C
5s, 9/1/22	BBB+	2,100,000	1,420,440
5s, 9/1/19	BBB+	1,460,000	1,069,275

			4,768,715

MUNICIPAL BONDS AND NOTES (145.9%)* cont.	Rating**	Principal amount	Value

Texas (16.1%)
Abilene, Hlth. Fac. Dev. Corp. Retirement Fac. (Sears Methodist Retirement), 6s, 11/15/29	B+/P	$1,050,000	$678,825

Alliance, Arpt. Auth. Rev. Bonds (Federal Express Corp.), 4.85s, 4/1/21	Baa2	3,250,000	2,542,573

Brazoria Cnty., Brazos River Harbor Naval Dist. (Dow Chemical Co.), Ser. A-3, 5 1/8s, 5/15/33	BBB–	390,000	281,795

Brazos River, Auth. Poll. Control Rev. Bonds
Ser. D-1, 8 1/4s, 5/1/33	Caa2	500,000	226,075
(TXU Energy Co., LLC), 5s, 3/1/41	Caa2	500,000	186,160

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory Put Bonds (Dow Chemical), 5.9s, 5/1/28	BBB–	2,850,000	2,392,176

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A	4,000,000	3,629,560

Dallas, Area Rapid Transit Rev. Bonds Sr. Lien, 5s, 12/1/33 T	AAA	20,000,000	20,288,000

Denton, Indpt. School Dist. VRDN, Ser. 05-A, 0.55s, 8/1/35	A-1	2,250,000	2,250,000

Gateway, Pub. Fac. Corp. Mandatory Put Bonds (Stonegate Villas Apt.), FNMA Coll., 4.55s, 7/1/14	Aaa	1,500,000	1,545,210

Gulf Coast, Waste Disp. Auth. Rev. Bonds
(Valero Energy Corp.), 6.65s, 4/1/32	Baa2	1,000,000	890,640
Ser. A, 6.1s, 8/1/24	BBB	550,000	446,650

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (Texas Med. Ctr.), Ser. B-1, 0.45s, 9/1/31	VMIG1	775,000	775,000

Harris Cnty., Houston Sports Auth. Rev. Bonds, Ser. H, NATL, zero %, 11/15/25	AA–	11,000,000	3,766,950

Lower CO River Auth. Rev. Bonds, 5 3/4s, 5/15/37	A1	2,400,000	2,441,448

Matagorda Cnty., Poll. Control Rev. Bonds (Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	A	1,500,000	1,121,595

Mission, Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Allied Waste N.A. Inc.), Ser. A, 5.2s,
4/1/18	BBB	1,200,000	1,120,308

North TX Thruway Auth. Rev. Bonds
Ser. D, AGO, zero %, 1/1/28	AAA	7,800,000	2,641,080
Ser. A, 6s, 1/1/25	A2	1,300,000	1,380,951
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,000,000	1,862,220

North TX, Thruway Auth. stepped-coupon Rev. Bonds, zero %, (6.5s, 1/1/15) 2043 ††	A2	4,000,000	2,609,800

Port Corpus Christi Indl. Dev. Corp. Rev. Bonds (Valero), Ser. C, 5.4s, 4/1/18	Baa2	1,535,000	1,397,863

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	2,350,000	2,166,230

San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s, 5/15/32	AAA	2,000,000	2,020,100

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,100,000	869,231

Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.)
6s, 7/1/29	Baa3	2,000,000	1,424,620
6s, 7/1/19	Baa3	1,700,000	1,421,591

TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds, Ser. A, 5s, 12/15/15	A2	3,000,000	2,540,010

TX State Tpk. Auth. Rev. Bonds (Central Texas Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	A	8,000,000	7,560,880

Utah (2.8%)			72,477,541
Intermountain Pwr. Agcy. Rev. Bonds, Ser. A, NATL, U.S. Govt. Coll., 6.15s, 7/1/14 (Prerefunded)	AA–	8,165,000	8,166,224

Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs., Inc.), Ser. B, 0.45s, 5/15/37	VMIG1	2,500,000	2,500,000

Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s, 5/15/20 (Prerefunded)	A	2,000,000	2,002,700

Vermont (0.2%)			12,668,924
VT Hsg. Fin. Agcy. Rev. Bonds
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	AAA	170,000	168,890
Ser. 19A, FSA, 4.62s, 5/1/29	AAA	675,000	666,556

Virginia (2.3%)			835,446
Fredericksburg, Indl. Dev. Auth. Rev. Bonds (Medicorp Hlth. Syst.), Ser. B, 5 1/8s, 6/15/33	A3	500,000	432,405

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds (United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	735,000	619,215
6.7s, 6/1/27 (Prerefunded)	BB+/P	265,000	304,236

Prince William Cnty., Indl. Dev. Auth. Hosp. Rev. Bonds (Potomac Hosp. Corp.), 5.35s, 10/1/36	Baa1	2,500,000	1,925,600

VA State Hsg. Dev. Auth. Rev. Bonds, Ser. A-5, 4.2s, 7/1/14	Aaa	4,890,000	4,871,857

WA Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	2,100,000	2,151,219

			10,304,532

MUNICIPAL BONDS AND NOTES (145.9%)* cont.	Rating**	Principal amount	Value

Washington (2.8%)
Chelan Cnty. Dev. Corp. Rev. Bonds (Alcoa), 5.85s, 12/1/31	Baa3	$4,000,000	$3,152,799

Everett, Pub. Fac. Dist. Ltd. Sales Tax & Interlocal Rev. Bonds, Ser. A
5s, 12/1/22	A	940,000	971,067
5s, 12/1/21	A	940,000	979,884

Port of Seattle Rev. Bonds, Ser. B, NATL, 5.8s, 2/1/20	Aa2	1,000,000	1,007,020

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	900,000	682,731
6 1/2s, 6/1/26	BBB	5,400,000	5,117,688
WA State Hlth. Care Fac. Auth. Rev. Bonds, Ser. C, Radian Insd., 5 3/8s, 8/15/28	Baa2	900,000	685,557

West Virginia (1.3%)			12,596,746
Harrison Cnty., Cmnty. Solid Waste Disp. Rev. Bonds (Allegheny Energy), Ser. D, 5 1/2s, 10/15/37	Baa2	3,450,000	2,772,178

Mason Cnty., Poll. Control Rev. Bonds (Appalachian Pwr. Co. Project), Ser. L, 5 1/2s, 10/1/11	BBB	750,000	713,760

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29	BB–	2,025,000	1,431,594

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas Hlth. Syst.), 6 3/4s, 10/1/43	B/P	935,000	726,719

Wisconsin (4.9%)			5,644,251
Badger, Tobacco Settlement Asset Securitization Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded)	AAA	7,000,000	7,992,740
6 3/8s, 6/1/32 (Prerefunded)	AAA	8,600,000	9,660,810

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	AA–	2,500,000	2,670,350

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,500,000	1,497,150

Wyoming (0.4%)			21,821,050
WY Muni. Pwr. Agcy. Rev. Bonds (Pwr. Supply),
Ser. A, 5 1/2s, 1/1/33	A2	950,000	930,240
Ser. A, 5 1/2s, 1/1/28	A2	1,000,000	1,008,140

			1,938,380

TOTAL INVESTMENTS

Total investments (cost $709,060,941)			$654,561,098

* Percentages indicated are based on net assets applicable to common shares of $448,681,229.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at April 30, 2009 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at April 30, 2009 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

† Non-income-producing security.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds, FRB and FRN are the current interest rates at April 30, 2009.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at April 30, 2009 (as a percentage of net assets):

Health care	33.5%
Utilities	24.2
Prerefunded	15.2
Local government	11.8
Transportation	10.5

The fund had the following insurance concentrations greater than 10% at April 30, 2009 (as a percentage of net assets):

AMBAC	16.0%
NATL	11.9

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (” SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of April 30, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$—	$—

Level 2	654,561,098	—

Level 3	—	—

Total	$654,561,098	$—

The accompanying notes are an integral part of these financial statements.

28

Statement of assets and liabilities 4/30/09

ASSETS

Investment in securities, at value(Note 1):
Unaffiliated issuers (identified cost $709,060,941)	$654,561,098

Cash	186,075

Interest and other receivables	11,068,600

Receivable for investments sold	1,910,518

Total assets	667,726,291

LIABILITIES

Distributions payable to shareholders	2,690,155

Distributions payable to preferred shareholders (Note 1)	31,725

Payable for compensation of Manager (Note 2)	943,355

Payable for investor servicing fees (Note 2)	18,099

Payable for custodian fees (Note 2)	3,255

Payable for Trustee compensation and expenses (Note 2)	181,388

Payable for administrative services (Note 2)	2,049

Payable for floating rate notes issued (Note 1)	36,141,333

Other accrued expenses	183,703

Total liabilities	40,195,062

Series B remarketed preferred shares: (3,417 shares
authorized and issued at $25,000 per share) (Note 4)	85,425,000

Series C remarketed preferred shares: (3,737 shares
authorized and issued at $25,000 per share) (Note 4)	93,425,000

Net assets	$448,681,229

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares
authorized) (Notes 1 and 5)	$562,496,734

Undistributed net investment income (Note 1)	867,328

Accumulated net realized loss on investments (Note 1)	(60,182,990)

Net unrealized depreciation of investments	(54,499,843)

Total — Representing net assets applicable to
common shares outstanding	$448,681,229

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($448,681,229 divided by 42,871,374 shares)	$10.47

Statement of operations Year ended 4/30/09

INTEREST INCOME	$44,133,146

EXPENSES

Compensation of Manager (Note 2)	$4,209,566

Investor servicing fees (Note 2)	234,230

Custodian fees (Note 2)	16,684

Trustee compensation and expenses (Note 2)	40,953

Administrative services (Note 2)	28,237

Preferred share remarketing agent fees	748,855

Interest and fee expense (Note 1)	632,597

Other	744,693

Fees waived and reimbursed by Manager (Note 2)	(170,359)

Total expenses	6,485,456
Expense reduction (Note 2)	(66,796)

Net expenses	6,418,660

Net investment income	37,714,486

Net realized loss on investments (Notes 1 and 3)	(15,878,844)

Net realized loss on futures contracts (Note 1)	(622,399)

Net unrealized depreciation of investments during the year	(67,589,013)

Net loss on investments	(84,090,256)

Net decrease in net assets resulting from operations	$(46,375,770)

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED
SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(45,666)
From tax exempt net investment income	(8,057,144)

Net decrease in net assets resulting from
operations (applicable to common shareholders)	$(54,478,580)

The accompanying notes are an integral part of these financial statements.

29

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	4/30/09	4/30/08

Operations:

Net investment income	$37,714,486	$18,117,735

Net realized loss on investments	(16,501,243)	(1,738,260)

Net unrealized depreciation of investments	(67,589,013)	(14,806,638)

Net increase (decrease) in net assets
resulting from operations	(46,375,770)	1,572,837

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED
SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(45,666)	(3,110)

From tax exempt net investment income	(8,057,144)	(6,433,786)

Net decrease in net assets resulting
from operations (applicable to
common shareholders)	(54,478,580)	(4,864,059)

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	(83,926)	(6,759)

From tax exempt net investment income	(29,260,125)	(10,801,015)

Increase from issuance of common shares in
connection with the merger of Putnam
Municipal Bond Fund (Note 6)	—	193,245,081

Increase from issuance of common shares
in connection with the merger of Putnam
Investment Grade Municipal Trust (Note 6)	—	186,555,544

Decrease from capital shares repurchased
(Note 5)	(4,924,517)	(26,876,245)

Total increase (decrease) in net assets	(88,747,148)	337,252,547

NET ASSETS
Beginning of year	537,428,377	200,175,830

End of year (including undistributed
net investment income of $867,328 and
$671,052, respectively)	$448,681,229	$537,428,377

NUMBER OF FUND SHARES
	Year ended	Year ended
	4/30/09	4/30/08

Common shares outstanding at
beginning of year	43,318,703	15,172,510

Shares repurchased (Note 5)	(447,329)	(2,219,661)

Shares issued in connection with the merger
of Putnan Municipal Bond Fund (Note 6)	—	15,451,020

Shares issued in connection with the merger
of Putnam Investment Grade Municipal Trust
(Note 6)	—	14,916,168

Retirement of shares held by the fund	—	(1,334)

Common shares outstanding at end of year	42,871,374	43,318,703

Remarketed preferred shares outstanding at
beginning of year	15,760	4,040

Preferred shares issued in connection with the
merger of Putnam Municipal Bond Fund (Note 6)	—	5,320

Preferred shares issued in connection with the
merger of Putnam Investment Grade Municipal
Trust (Note 6)	—	5,600

Preferred shares issued — Series A (Note 4)	—	800

Preferred shares redeemed — Series A (Note 4)	(4,520)	—

Preferred shares redeemed — Series B (Note 4)	(603)	—

Preferred shares redeemed — Series C (Note 4)	(3,483)	—

Remarketed preferred shares outstanding
at end of year	7,154	15,760

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE	Year ended
	4/30/09	4/30/08	4/30/07	4/30/06	4/30/05

Net asset value, beginning of period (common shares)	$12.41	$13.19	$12.85	$13.15	$12.72
Investment operations:

Net investment income [a]	.88 [e]	.93 [e]	.89	.86	.91

Net realized and unrealized gain (loss) on investments	(1.96)	(.88)	.23	(.30)	.51

Total from investment operations	(1.08)	.05	1.12	.56	1.42
Distributions to preferred shareholders:

From net investment income	(.19)	(.33)	(.28)	(.21)	(.12)

Total from investment operations
(applicable to common shareholders)	(1.27)	(.28)	.84	.35	1.30
Distributions to common shareholders:

From net investment income	(.68)	(.57)	(.57)	(.68)	(.87)

Total distributions	(.68)	(.57)	(.57)	(.68)	(.87)
Increase from shares repurchased	.01	.07	.07	.03	—

Net asset value, end of period (common shares)	$10.47	$12.41	$13.19	$12.85	$13.15

Market price, end of period (common shares)	$9.73	$11.13	$12.20	$11.68	$11.72

Total return at market price (%) (common shares) [b]	(6.32)	(4.09)	9.64	5.61	.82

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (common shares) (in thousands)	$448,681	$537,428	$200,176	$203,548	$212,505

Ratio of expenses to average net assets (%) [c,d]	1.38 [e,f]	1.44 [e]	1.28	1.37	1.40

Ratio of net investment income to average net assets (%) [d]	6.31 [e]	4.86 [e]	4.61	4.92	6.15

Portfolio turnover (%)	31.32	44.85	12.60	10.74	29.51

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Reflects waiver of certain fund expenses in connection with the fund’s remarketed preferred shares during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2009 and April 30, 2008 reflect a reduction of 0.03% and less than 0.01% of average net assets, respectively (Note 2).

f Includes interest and fee expense associated with borrowings which amounted to 0.13% of average net assets for the period ended April 30, 2009 (Note 1).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/09

Note 1: Significant accounting policies

Putnam Municipal Opportunities Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade and some below investment-grade municipal bonds selected by Putnam Management.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (“TOB trust”) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At April 30, 2009, the fund’s investments with a value of $70,766,414 were held by the TOB trust and served as collateral for $36,141,333 in floating-rate bonds outstanding. During the period ended April 30, 2009, the fund incurred interest expense of $505,461 for these investments based on an average interest rate of 1.85%.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At April 30, 2009 the fund had a capital loss carryover of $57,480,962 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$15,740,029	April 30, 2010

10,138,476	April 30, 2011

9,779,755	April 30, 2012

2,388,286	April 30, 2013

897,370	April 30, 2014

1,545,945	April 30, 2015

884,324	April 30, 2016

16,106,777	April 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2009 $2,964,132 of losses recognized during the period

November 1, 2008 to April 30, 2009 a portion of which could be limited by Section 381 of the Code.

F) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7-day period for Series B and Series C . The applicable dividend rate for the remarketed preferred shares on April 30, 2009 was 0.79% for Series B, and 0.79% for Series C.

From February 2008 through April 30, 2009, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, the dividends paid on the remarketed preferred shares has been at the “maximum dividend rate”, pursuant to the fund’s by-laws, which, based on the current credit quality of remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, the expiration of capital loss carryover, dividends payable, defaulted bond interest, and market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2009, the fund reclassified $71,349 to decrease undistributed net investment income and $4,989,338 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $5,060,687.

The tax basis components of distributable earnings as of April 30, 2009 were as follows:

Unrealized appreciation	$13,980,537
Unrealized depreciation	(68,535,075)

Net unrealized depreciation	(54,554,538)
Undistributed tax-exempt income	3,603,396
Undistributed ordinary income	214,156
Capital loss carryforward	(57,480,962)

Post-October loss	(2,964,132)
Cost for federal income tax purposes	$709,115,636

G) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management and administrative service fees rate under the contracts multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). For the period ended April 30, 2009, Putnam Management reimbursed $170,359, to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the year ended April 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended April 30, 2009, the fund’s expenses were reduced by $66,796 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $478, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended April 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $225,997,488 and $447,045,126, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

On February 25, 2008, each of Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund merged with and into Putnam Municipal Opportunities Trust. A related two-for-one stock split of Series A remarketed preferred shares of Putnam Municipal Opportunities Trust, which reduced the liquidation preference of these shares from $50,000 per share to $25,000 per share, took effect on February 22, 2008. The stock split was necessary to accommodate the different per-share liquidation preference of preferred shares of the merging series, and did not affect the aggregate liquidation preference of preferred shares held by any shareholder.

The Series A, Series B and Series C Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2009, no such restrictions have been placed on the fund.

In August 2008, the fund redeemed 678 Series A, 603 Series B and 1,083 Series C Remarketed Preferred shares. The redemption price was equal to the liquidation preference per share ($25,000) of each series of preferred shares, plus accumulated but unpaid dividends as of the following redemption dates: August 18, 2008 for Series A, August 19, 2008 for Series B and August 22, 2008 for Series C Remarketed Preferred shares. The August 2008 preferred share redemptions represented 15.0% of the fund’s $394,000,000 in outstanding preferred shares at that date.

On November 21, 2008, the fund redeemed an additional 800 Series C Remarketed Preferred shares; this redemption represented approximately 6.0% of the fund’s $334,900,000 (following the previous redemptions) in outstanding preferred shares at that date.

On December 8, 2008 the fund redeemed the remaining 3,842 Series A Remarketed Preferred shares; this redemption represented approximately 30.5% of the fund’s $314,900,000 (following the previous redemptions) in outstanding preferred shares at that date.

On January 16, 2009, the fund redeemed an additional 1,600 Series C Remarketed Preferred shares; this redemption represented approximately 18.3% of the fund’s $218,850,000 (following the previous redemptions) in outstanding preferred shares at that date.

Following the January 2009 redemption the fund’s outstanding preferred shares amounted to $178,850,000.

Note 5: Share repurchase program

In September 2008, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended April 30, 2009, the fund repurchased 447,329 common shares for an aggregate purchase price of $4,924,517, which reflects a weighted-average discount from net asset value per share of 10.17%.

Note 6: Acquisition of Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund

On February 25, 2008, the fund issued 15,451,020 common shares in exchange for 14,811,985 common shares of Putnam Municipal Bond Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The common net assets of the fund and Putnam Municipal Bond Fund on February 22, 2008, were $166,915,403 and $193,245,081, respectively. On February 22, 2008, Putnam Municipal Bond Fund had distributions in excess of net investment income of $718,301, accumulated net realized loss of $15,283,441 and unrealized appreciation of $5,964,062.

On February 25, 2008, the fund also issued 2,920 Series A remarketed preferred shares in exchange for 2,920 Series A auction rate municipal preferred shares of Putnam Municipal Bond Fund and issued 2,400 Series B remarketed preferred shares in exchange for 2,400 Series B auction rate municipal preferred shares of Putnam Municipal Bond Fund. The liquidation preference of these shares was valued at $133,000,000.

On February 25, 2008, the fund issued 14,916,168 common shares in exchange for 17,829,274 common shares of Putnam Investment Grade Municipal Trust to acquire that fund’s common net assets in a tax-free exchange approved by the shareholders. The common net assets of the fund and Putnam Investment Grade Municipal Trust on February 22, 2008, were $166,915,403 and $186,555,544, respectively. On February 22, 2008, Putnam Investment Grade Municipal Trust had distributions in excess of net investment income of $33,508, accumulated net realized loss of $15,757,303 and unrealized appreciation of $6,669,652.

On February 25, 2008, the fund issued 5,600 Series C remarketed preferred shares in exchange for 1,400 Series A remarketed preferred shares of Putnam Investment Grade Municipal Trust. The liquidation preference of these shares was valued at $140,000,000.

The aggregate common net assets of the fund immediately following the acquisition of both funds were $546,716,028. Following the acquisition of both funds the liquidation preference of preferred shares was $394,000,000.

Information presented in the Statement of changes in net assets reflects only the operations of Putnam Municipal Opportunities Trust.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the fund’s financial statements.

Note 9: Actions by Trustees

In September and October 2008, the Board of Trustees approved a plan to merge the fund into Putnam Tax Exempt Income Fund, an open-end fund, subject to a number of conditions including shareholder approval. In June 2009, following significant changes in market conditions, the Trustees authorized Putnam Investments to suspend further efforts to implement the merger. The Trustees and Putnam Investments announced that it is not certain when, or if, conditions may emerge that would make it advisable to renew efforts to complete the merger.

Note 10: Market conditions

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information and compliance certifications (unaudited)

Federal tax information

The fund has designated 99.65% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

Compliance certifications

On June 4, 2008, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting results (unaudited)

May 8, 2008 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

Common shares	Votes for	Votes withheld	Abstentions	Broker non votes

Jameson A. Baxter	36,406,224	3,236,302	11,368	—

Charles B. Curtis	36,414,538	3,227,988	11,368	—

Robert J. Darretta	36,436,198	3,206,328	11,368	—

Myra R. Drucker	36,425,056	3,217,470	11,368	—

Charles E. Haldeman, Jr.	36,428,458	3,214,068	11,368	—

Paul L. Joskow	36,431,319	3,211,207	11,368	—

Elizabeth T. Kennan	36,400,792	3,241,734	11,368	—

Kenneth R. Leibler	36,433,737	3,208,789	11,368	—

George Putnam, III	36,414,481	3,228,045	11,368	—

Richard B. Worley	36,427,595	3,214,931	11,368	—

Preferred shares	Votes for	Votes withheld	Abstentions	Broker non votes

John A. Hill	13,932	1,409	—	—

Robert E. Patterson	13,933	1,404	—	—

All tabulations are rounded to the nearest whole number.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management

and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic,

and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2009, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter(Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management. During 2002,	Senior Associate Treasurer/Assistant Clerk
	Chief Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management. Prior to 2004,
Principal Financial Officer	General Counsel, State Street Research &
Since 2002	Management Company
Senior Managing Director,
Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and
Janet C. Smith (Born 1965)	Chief Compliance Officer
Vice President, Principal Accounting	Since 2007
Officer and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments	Management. Prior to 2004, member of
and Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and
BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President	Managing Director, Putnam Investments
Since 2002
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and
Management, LLC	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer	and Assistant Clerk
Putnam Retail Management	and Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk, Assistant
	Senior Vice President and Treasurer	Treasurer and Proxy Manager
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal
Legal Counsel	Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
PricewaterhouseCoopers LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief
Robert L. Reynolds	Compliance Officer
W. Thomas Stephens
Richard B. Worley	Mark C. Trenchard
Vice President and BSA Compliance Officer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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PUTNAM
INVESTMENTS

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AN701 256621 6/09

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2009	$82,323	$31,622	$7,350	$-

April 30, 2008	$63,394	$37,282*	$7,011	$-

*Includes fees billed to the fund for services relating to a fund mergers of $12,210.

For the fiscal years ended April 30, 2009 and April 30, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $520,797 and $91,355 respectively, to the fund,

Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2009	$ -	$ 415,341	$ -	$ -

April 30, 2008	$ -	$ 15,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta

Myra R. Drucker
John A. Hill
Kenneth R. Leibler
W. Thomas Stephens

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards or where a company fails to provide transparent disclosure of executive compensation. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees will also consider whether a company’s severance payment and performance-based compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. In addition, as the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share reregistration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote: against remuneration reports that indicate that awards under a long term incentive plan are not linked to performance targets; and on a case-by-case basis on other remuneration reports, giving consideration to whether the report indicates a correlation between compensation and performance that is consistent with the funds’ high standards for compensation practices.

As adopted March 6, 2009

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio .

Portfolio	Joined
Managers	Fund	Employer	Positions Over Past Five Years

Thalia Meehan	2006	Putnam	Team Leader, Tax Exempt Fixed Income Team
		Management	Previously, Director, Tax Exempt Research
		1989 – Present

Paul Drury	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager; Senior Trader
		1989 – Present

Brad Libby	2006	Putnam	Tax Exempt Specialist.
		Management	Previously, Analyst.
		2001 – Present

Susan	2002	Putnam	Tax Exempt Specialist
McCormack		Management	Previously, Portfolio Manager
		1994 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and single-
Portfolio Leader	Other SEC-registered open-end		assets from more than one		sponsor defined contribution
or Member	and closed-end funds		client		plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Thalia Meehan	13	$6,485,200,000	3	$300,000	2	$211,600,000

Susan McCormack	13	$6,485,200,000	3	$300,000	2	$211,100,000

Paul Drury	13	$6,485,200,000	3	$300,000	1	$209,800,000

Brad Libby	13	$6,485,200,000	3	$300,000	2	$209,900,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 -
May 31, 2008	146,916	$11.23	146,916	3,075,238
June 1 -
June 30, 2008	33,231	$11.00	33,231	3,042,007
July 1 -
July 31, 2008	267,182	$10.89	267,182	2,774,825
August 1 -
August 31, 2008	-	-	-	2,774,825
September 1 -
September 30, 2008	-	-	-	2,774,825
October 1 -
October 7, 2008	-	-	-	2,774,825
October 8 -
October 31, 2008	-	-	-	4,287,137
November 1 -
November 30, 2008	-	-	-	4,287,137
December 1 -
December 31, 2008	-	-	-	4,287,137
January 1 -
January 31, 2009	-	-	-	4,287,137
February 1 -
February 28, 2009	-	-	-	4,287,137
March 1 -
March 31, 2009	-	-	-	4,287,137
April 1 -
April 30, 2009	-	-	-	4,287,137

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 807,855 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 1,615,709 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 1,360,966 shares through October 7, 2008. In September 2008, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 4,287,137 shares through October 7, 2009.

**Information prior to October 7, 2008 is based on the total number of shares eligible for repurchase under the program, as amended through September 2007. Information from October 8, 2008 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2008.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 29, 2009